Fees Summary	Mar. 10, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	9,971.53
Total Transaction Valuation	72,205,123.47
Total Offset Amount	0.00
Net Fee	$ 9,971.53